Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of 7 Acquisition Corporation (the “Company”) on Form 10-K for the year ended December 31, 2021 as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.
Date: March 17, 2022	/s/ Aren LeeKong
Aren LeeKong
Chief Executive Officer (Principal Executive Officer)

/s/ Joel Haney
Joel Haney
Chief Financial Officer and Chief Operating Officer (Principal Financial Officer)